NATIXIS FUNDS

Supplement dated June 17, 2011 to the Natixis Equity Funds Class ABC Prospectus and the Class A and C Summary Prospectuses for Natixis Oakmark Global Fund and Natixis Oakmark International Fund, each dated May 1, 2011, as may be revised or supplemented from time to time.

The Board of Trustees of Natixis Funds Trust I has approved changes to the investment strategies of the Natixis Oakmark Global Fund and Natixis Oakmark International Fund (the “Funds”). Effective on or about July 18, 2011, each Fund’s principal investment strategies will be amended as described below.

The fourth sentence in the first paragraph under “Principal Investment Strategies” for Natixis Oakmark Global Fund is replaced with the following:

There are no geographic limits on the Fund’s non-U.S. investments.

The fourth sentence in the first paragraph under “Principal Investment Strategies” for Natixis Oakmark International Fund is replaced with the following:

There are no geographic limits on the Fund’s non-U.S. investments.